                                                                    Exhibit 99.2

================================================================================

                            Citizens Bancshares, Inc.
                                        &
                                    Ohio Bank

                               SYNOPSIS OF MERGER

                                  JULY 22, 1998
================================================================================

      This current report on Form 8-K, including the investor materials filed as an exhibit hereto, contains forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the combined company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined company's forward-looking statements.

      The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the combined company's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the combined company of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer based requirements, Congressional legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.

TRANSACTION DESCRIPTION - TERM SHEET
================================================================================

 STRUCTURE:                                   Ohio Bank will be merged into an interim bank formed by Citizens in a stock-for-stock transaction and will become affiliated with the yet-to-be-named Citizens/Mid Am entity

                                              Tax-free exchange of common stock accounted for as a
                                                 "pooling of interests"

 EXCHANGE RATIO:                              Fixed Exchange ratio of 63.25 Citizens shares for each share of Ohio Bank

 PRO FORMA DILUTED SHARES OUTSTANDING         41.5 million

 PRO FORMA HOLDING CO.                        Combined assets: $4.6 billion
                                              Combined market capitalization: $1.5 billion

 FRANCHISE REORGANIZATION                     Current Mid Am affiliates American Community Bank and Amerifirst Bank as well as five Mid Am bank branches will be merged into Ohio Bank

 EXPECTED CLOSING                             Fourth quarter 1998, subject to regulatory and shareholder approval

MERGER BENEFITS

================================================================================

* Acquisition creates a $4.6B asset size Ohio-based commercial banking franchise with approximately $1.5B in market capitalization


* Pre-tax cost savings of approximately $4.0mm will result in accretion to Citizens/Mid Am previously projected 1999 EPS of approximately $2.00


* Ohio Bank provides market overlap with Mid Am (leading market share in Putnam and Hancock counties)


* Accelerates realization of non-bank revenue diversification strategy due to larger customer base

                       PRO FORMA CITIZENS BANCSHARES, INC.
                                BRANCH LOCATIONS




                  [MAP OF OHIO COUNTIES WITH BRANCH LOCATIONS]








                                             BRANCH LOCATIONS:
                                             -----------------

                                      __  Citizens Bancshares, Inc. with Mid Am

                                      __  Ohio Bank

--------------------------------------------------------------------------------

                                  THE OHIO BANK
                 (dollar values in thousands except share data)
--------------------------------------------------------------------------------

                                                                             BALANCE SHEET ITEMS (AS OF 3/31/98):
                                                                ------------------------------------------------------------
                                                                Total Assets -                     $590,722
                                                                Total Deposits -                   $530,981
                                                                Total Equity -                     $50,601
     [MAP OF OHIO COUNTIES WITH MARKET SHARE RANKS]
                                                                            INCOME STATEMENT ITEMS (AS OF 3/31/98):
                                                                ------------------------------------------------------------
                                                                ROAA (LQA)-                        1.18%
                                                                ROAE (LQA)-                        13.58%
                                                                Efficiency Ratio (Mar. Qtr.)-      62.08%
                                                                Diluted EPS (LQA) -               $82.17

                     MARKET SHARE RANK
------------------------------------------------------------
1.  Hancock, OH - #1           5. Franklin, OH - #11                           TRANSACTION PRICING INFORMATION:
2.  Putnam, OH - #1            6. Cuyahoga, OH - #22            ------------------------------------------------------------
3.  Wyandot, OH - #6
4.  Seneca, OH - #10                                            Deal Price (63.25 Exchange)-       $2,205.84
                                                                Deal Value -                       $191 mm
                                                                Deal Price/Tan. Book Value -       392%
                                                                Deal Price/LQA EPS -               27.81x

                      BRANCH DETAIL
------------------------------------------------------------
# of Offices                    18

Avg. Deposits per Office -      $29,499


-------------------------------------------------------------------------------
                            CITIZENS BANCSHARES, INC.
                 (dollar values in thousands except share data)
-------------------------------------------------------------------------------

                                      BALANCE SHEET ITEMS (AS OF 3/31/98):
                                ---------------------------------------------

  [Map of Market Share Rank]     Total Assets -                $1,785,682
                                 Total Deposits -              $1,401,967
                                 Total Equity -                $157,578

                                      INCOME STATEMENT ITEMS (AS OF 3/31/98):
                                ---------------------------------------------

                                 ROAA (LQA) -                  1.54%
                                 ROAE (LQA) -                  17.45%
                                 Efficiency Ratio (Mar. Qtr) - 49.90%
                                 Diluted EPS (LQA) -           $1.56

    MARKET SHARE RANK
  (TOTAL COUNTY DEPOSITS
   greater than $900mm)
-------------------------------
1. Jefferson, OH - #1
2. Columbiana, OH - #1                       MARKET INFORMATION:
3. Beaver, PA - #3              --------------------------------------------
4. Belmont, OH - #7
5. Stark, OH - #7                Stock Price (Close 7/20/98) - $36.38
6. Mahoning, OH - #8             Market Capitalization -      $645,260
7. Butler, PA - #16              Price/Tangible Book Value -  $405.97%
                                 Price/LQA EPS -              23.32X
        BRANCH DETAIL:
-------------------------------
# of Offices -        62

Avg. Deposits per
 Office -             $23,366

-------------------------------------------------------------------------------
                                  MID AM, INC.
                 (dollar values in thousands except share data)
-------------------------------------------------------------------------------

                                      BALANCE SHEET ITEMS (AS OF 3/31/98):
                                ---------------------------------------------

  [Map of Market Share Rank]     Total Assets -                $2,239,113
                                 Total Deposits -              $1,781,482
                                 Total Equity -                $163,231

                                      INCOME STATEMENT ITEMS (AS OF 3/31/98):
                                ---------------------------------------------

                                 ROAA (LQA) -                  1.34%
                                 ROAE (LQA) -                  17.62%
                                 Efficiency Ratio (Mar. Qtr) - 70.28%
                                 Diluted EPS (LQA) -           $1.24

    MARKET SHARE RANK
  (TOTAL COUNTY DEPOSITS
   greater than $900mm)
-------------------------------
1. Wood, OH - #1
2. Greene, OH - #5                          MARKET INFORMATION:
3. Lenawee, MI - #6             --------------------------------------------
4. Allen, OH - #6
5. Lucas, OH - #8                Stock Price (Close 7/20/98) - $27.25
6. Warren, OH - #20              Market Capitalization -       $636,379
7. Montgomery, OH - #17          Price/Tangible Book Value -   $414.13%
                                 Price/LQA EPS -                22.0X
        BRANCH DETAIL:
-------------------------------
# of Offices -        84

Avg. Deposits per
 Office -             $23,441

CONTRIBUTION ANALYSIS
===============================================================================
Citizens' Financials Include Century Acquisition (Pooling Accounting)



                                                 Citizens*       Mid Am           Ohio Bank
                                               Quarter Ended  Quarter Ended     Quarter Ended   Pro Forma
Assets                                           31-Mar-98      31-Mar-98         31-Mar-98     31-Mar-98
-----------                                    -------------  -------------     -------------   ---------
Securities                                        534,198         460,738          164,822      1,159,758
Loans, Net                                      1,128,046       1,591,468          407,763      3,127,277
Intangibles                                         8,701           8,586            4,042         21,329
Other Assets                                      114,737         178,321           14,095        307,153
---------------------------                    ----------     -----------       ----------      ---------
Total Assets                                   $1,785,682      $2,239,113         $590,722      4,615,517
===========================                    ==========     ===========       ==========      =========

Liabilities
-----------
Deposits                                        1,401,967       1,781,482          530,981      3,714,430
Borrowings                                        210,821         269,400            3,322        483,543
Other Liabilities                                  15,316          25,000            5,818         46,134
---------------------------                    ----------     -----------       ----------      ---------
Total Liabilities                              $1,628,104      $2,075,882         $540,121      4,244,107
===========================                    ==========     ===========       ==========      =========

Total Shareholders' Equity                       $157,578        $163,231          $50,601        371,419
---------------------------                    ----------     -----------       ----------      ---------

Total Liabilities & Equity                     $1,785,682      $2,239,113         $590,722      4,615,517
===========================                    ==========     ===========       ==========      =========

Net Income (Mar. Qtr. Annualized)                  27,520          29,772            6,584         63,876
===========================                    ==========     ===========       ==========      =========
Net Income (Last Twelve Months)                    24,238          28,757            6,319         59,314
===========================                    ==========     ===========       ==========      =========

------------------------------------------------
*Earnings Exclude One-Time Deal Related Expenses